UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2025

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Euclid Avenue,	Suite 1600,	Cleveland,	Ohio	44115
(Address of principal executive offices)				(Zip Code)
(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 1, 2025, the Board of Directors of TransDigm Group Incorporated (the “Company” or “TransDigm”) appointed Mike Lisman as the Company’s President and Chief Executive Officer, effective immediately. Mr. Lisman succeeds Kevin Stein, who retired as President and Chief Executive Officer of the Company effective September 30, 2025. Mr. Stein’s retirement and Mr. Lisman’s succession were first announced on May 6, 2025.
Mr. Lisman has served as Co-Chief Operating Officer of the Company since May 2023. Prior to this role, he held several positions across the Company, including Chief Financial Officer and Executive Vice President, with direct operational oversight for several TransDigm's operating units. Additionally, Mr. Lisman previously held roles as the leader of the Company's Mergers and Acquisitions group and as a Business Unit Manager at one of TransDigm's operating units. Prior to joining the Company in 2015, Mr. Lisman worked in the private equity industry at the New York and London offices of Warburg Pincus. He received a B.S. in aerospace engineering from Notre Dame and an MBA from Harvard Business School.
In connection with Mr. Lisman’s appointment as President and Chief Executive Officer, the Company executed a Second Amended and Restated Employment Agreement with Mr. Lisman, dated October 1, 2025, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
There are no family relationships between Mr. Lisman and any director or executive officer of the Company, and there are no related party transactions between the Company and Mr. Lisman reportable under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.
A copy of the Company’s press release dated May 6, 2025 which first announced the appointment of Mike Lisman as President and Chief Executive Officer and the retirement of Mr. Stein is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated October 1, 2025, between the Company and Michael Lisman
99.1	Press Release dated May 6, 2025 announcing appointment of Mike Lisman as President and Chief Executive Officer and retirement of Kevin Stein
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Armani Vadiee
Name:	Armani Vadiee
Title:	General Counsel, Chief Compliance Officer and Secretary

Dated: October 1, 2025